Earnings per share (Details) - EUR (€)	3 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Numerators:
Net income attributable to shareholders of FMC-AG & Co. KGaA	€ 270,749,000	€ 278,555,000
Denominators:
Weighted average number of shares outstanding	306,659,364	306,453,070
Potentially dilutive shares	0	986,454
Basic earnings per share (in dollars per share)	€ 0.88	€ 0.91
Fully diluted earnings per share (in dollars per share)	€ 0.88	€ 0.91